Exhibit 99.1

1 First - in - disease therapies for patients with rare genetic skin diseases Corporate Presentation September 2025

Forward Looking Statements

This presentation contains forward-looking statements of Palvella Therapeutics, Inc. (the Company") within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as "may," "might," "will," "could," "would," "should," "expect," "intend," "plan," "objective," "anticipate," "believe," "estimate," "predict," "potential," "continue," "ongoing," or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding the Company's future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters, the Company's current and prospective product candidates and any additional indications or platform candidates, the Company's planned research and development activities, the Company's planned clinical trials, including timing of receipt of data from the same, the planned regulatory framework for the Company's product candidates, the strength of the Company's intellectual property portfolio, and projections of the Company's future financial results and other metrics. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon current estimates and assumptions of the Company and its management and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the company to grow and manage growth, maintain relationships with suppliers and retain its management and key employees; the success, cost and timing of the Company's product development activities, studies and clinical trials; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company's estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; and the ability of the Company to defend its intellectual property.

Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements.

Industry and Market Data

The Company may from time to time provide estimates, projections and other information concerning its industry, the general business environment, and the markets for certain conditions, including estimates regarding the potential size of those markets and the estimated incidence and prevalence of certain medical conditions. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events, circumstances or numbers, including actual disease prevalence rates and market size, may differ materially from the information reflected in this presentation. Unless otherwise expressly stated, we obtained this industry, business information, market data, prevalence information and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data, and similar sources, in some cases applying our own assumptions and analysis that may, in the future, prove not to have been accurate.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

2

palvella THERAPEUTICS

3 PALVELLA ( p ɑ lʋel ːɑ , Finnish) : TO SERVE Building an enduring rare disease biopharma company to address serious, rare genetic skin diseases

4 Palvella: Leadership in Treating Serious, Rare Skin Diseases 597 Rare Skin Diseases Often chronic and debilitating; many have known genetic drivers Over 98% Have No Approved Therapies 1 Lack of industry innovation and investment compared to other therapeutic areas (e.g., oncology, neurology, pulmonary) Selective in the indications we pursue: high unmet need, commercially attractive diseases Potential to develop the 1 ST & Only approved therapy 1. Licholai G., Rare Dermatology Orphan Disease Drug Development Opportunities & Challenges, Presented at Dermatology Summit, Jan 2019. “We have begun to see interest from investors and companies in developing treatments for a rare disease such as epidermolysis bullosa, but there are many other diseases within dermatology that remain unaddressed” John Doux, M.D., Barriers and Opportunities Across the Development Divide, The Society of Investigative Dermatology , 2015

5 What’s New at Palvella – September 2025 U.S. launch planning is accelerating for microcystic LMs (first indication) • Hired Ashley Kline as Chief Commercial Officer (May 2025); previously led launch of Oxervate , first - in - disease topical therapy which surpassed $500 million in annual U.S. sales by year 5 • New insights from physician and payor market research indicate potential for strong uptake David Osborne, Ph.D. hired as Chief Innovation Officer (September 2025) • Co - Founder and former Chief Technical Officer of Arcutis Biotherapeutics (NASDAQ: ARQT) • Providing leadership across Palvella’s early - stage R&D pipeline, including maximizing the potential of the QTORIN platform, including second QTORIN product candidate Growing Commercial Opportunity for QTORIN Rapamycin • QTORIN rapamycin third clinical indication: targeting announcement in September 2025 • Researchers have identified > 25 mTOR - driven skin diseases, including vascular anomalies, genodermatoses, and non - vascular neoplasms (Fogel et al, Swarbrick et al, Lapa et al) • Anticipated pool of addressable QTORIN rapamycin patients to increase by > 10x with expansion into third indication and future additional indications

Four High-Impact Milestones Between Now and End of Q1 2026

SEPTEMBER 2025	Q4 2025	DECEMBER 2025	Q1 2026
1	2	3	4

1. Third Indication for QTORIN™ Rapamycin
SEPTEMBER 2025

- ✓ Serious, rare, no FDA-approved therapies
- ✓ Commercially attractive


palvella
QTORIN™
3.9%
rapamycin
anhydrous gel

2. New QTORIN™ Program
Q4 2025

- ✓ Serious, rare, no FDA-approved therapies
- ✓ Clear biology
- ✓ Commercially attractive
- ✓ Targeting <$10mm and <2.5 years to Phase 2 POC data


QTORIN™
PLATFORM

3. Phase 2 Topline Data in Cutaneous VMs
DECEMBER 2025

- ✓ Targeting ~15 subjects



4. Phase 3 Topline Data in Microcystic LMs
Q1 2026

EXCEEDED ENROLLMENT TARGET

- ✓ 51 subjects



QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

6

7 OUR LEAD PRODUCT CANDIDATE QTORIN 3.9% RAPAMYCIN ANHYDROUS GEL

8 HIGH DRUG LOADING CAPACITY High solubility → high concentrations → potential for rapid onset and large magnitude treatment effect SAFETY AND TOLERABILITY Retaining active drug in the skin while minimizing systemic absorption DERMAL ENGAGEMENT Delivery to deeper layers of skin, often the site of disease pathophysiology IP Each QTORIN TM product candidate eligible for composition IP on formulation QTORIN : Reproducible Platform for Generating Novel, Topical Product Candidates in a Capital Efficient Manner QTORIN TM PLATFORM

9 Rapamycin Oral Rapamycin: Limitations Restrict Use in Skin Diseases Significant Barriers to Commercially Viable Topical Rapamycin Formulation Palvella’s QTORIN is designed to overcome these major obstacles Current Rapamycin Options Inadequate for Skin Diseases Strong immunosuppressive activity 1 Poor biodistribution to and within the skin 2 Systemic toxicities 1. Rapamune package insert. 2. Data on file; Kitayama et al., Journal of Derm. Science (2019). Poor solubility / low API concentration Chemically unstable Restricted skin penetration

Our Breakthrough Innovation: QTORIN™ 3.9% Rapamycin Anhydrous Gel

OPTIMIZED CONCENTRATION

QTORIN™ synergistic solubility results in *3.9%* concentration



DERMAL ENGAGEMENT

Rapamycin concentration in dermis exceeds IC90 for mTOR inhibition[1]



TOLERABILITY

No traditional penetration enhancers; limited systemic absorption[2]




palvella
THERAPEUTICS
QTORIN™
3.9% rapamycin
anhydrous gel


API

Intended for once daily at-home self-administration

QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

1. Data on file. 2. Clinical Study Report PALV-0609.

11 Micro LM Cutaneous VM Next Indication Additional Future Indications 1 TODAY FUTURE INDICATIONS Targeting announcement in September 2025 Targeting announcement in 2026 and beyond = 5k 30k+ 75k+ 200k+ 50 k+ Growing Commercial Opportunity for QTORIN Rapamycin: Pool of Addressable Patients Projected to Expand by >10x with Pipeline - in - a - Product Strategy Potential FDA approval timeline 2027 2029 2031+ 2032+ 1. Lapa et al., Journal of Cutaneous Medicine and Surgery , (2025).

12 QTORIN 3.9% RAPAMYCIN Microcystic Lymphatic Malformations FOR

Microcystic Lymphatic Malformations:
Serious, Debilitating, and Lifelong

Genetics & Pathophysiology:

Monogenic somatic PIK3CA mutations cause hyperactivated PI3K/mTOR

Early onset: Present at birth and significant impact to adolescents

Lymphorrhea: Persistent discharge of lymphatic fluid through skin layers

Deep infections: Cellulitis and other serious infections

Natural history: Proliferation of infiltrative lesions with no spontaneous resolution

> 30k patients

ESTIMATED DIAGNOSED IN THE U.S.[1]



Leads to serious impact to quality of life and hospitalizations, with <u>no FDA-approved therapies</u>

Current options: surgeries, sclerotherapy (chemotherapy injections), laser therapy, off-label oral and topical mTOR inhibitors

1. Incidence, prevalence, and care for patients with lymphatic malformations (LMs) in the U.S.: A claims-based analysis, Society of Investigative Dermatology, 2025. Primary prospective research conducted by Clarity Pharma and Sentero Pharma, claims analysis conducted by Trinity Life Sciences (June 2024). Includes microcystic LM and mixed LM (patients with both microcystic and macrocystic disease).

13

palvella THERAPEUTICS

14 QTORIN Rapamycin for Micro LMs: On Target, In Tissue rapamycin Target: mTOR Tissue: Dermis • Monogenic somatic mutations leads to overactivated PI3K/mTOR signaling • QTORIN delivers pharmacologically active levels of rapamycin to diseased tissue QTORIN 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

15 QTORIN Rapamycin: Phase 2 Study in Microcystic LMs n=12; QD dose James Treat, MD Joyce Teng, MD, PhD Alison Small, MD Milton Waner, MD Steve Kempers , MD Single arm, QTORIN rapamycin treatment (QD) (12 weeks) Baseline ( 4 weeks ) Study Objectives: Safety and efficacy Results • Clinically & statistically significant on pre - specified global and individual endpoints • Patient exit interviews and photographs align with clinical data

16 -3 -2 -1 0 1 2 3 * * * * * * Statistically significant across key clinician - assessed individual signs of microcystic LM at week 12 • Height (p<0.0001) • Leaking (p<0.005) • Bleeding (p<0.05) • Erythema (p<0.005) • Hyperkeratosis (p<0.005) Phase 2: Clinically Meaningful, Statistically Significant Improvements Mean CGI - C: + 2.42 (p<0.0001) Clinician Global Impression of Change Patient Global Impression of Change Week 4 Week 8 Week 12 Week 4 Week 8 Week 12 Very Much Improved Much Improved Minimal Improvement No Change Minimally Worse Much Worse Very Much Worse n=12; QD dose * = p - value <0.0001 → 100% of participants were either “Much Improved” or “Very Much Improved” on CGI - C after 12 weeks of treatment → Palvella was subsequently granted FDA Breakthrough Therapy Designation based on this data

17 Week 12 Phase 2 Results: Visible Improvement Baseline Patient CGI - C: Very Much Improved (+3). QTORIN 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use. Underarm Underarm

18 Week 12 Baseline Phase 2 Results: Visible Improvement Wrist Wrist Patient CGI - C: Very Much Improved (+3). QTORIN 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

19 Phase 2 Results: Safety and Tolerability RELATED ANY GRADE EVENTS (%, N=12) TREATMENT - AFFECTED DRUG - RELATED AES 3 (25) Application site pain 3 (25) Application site pruritus 1 (8.3) each Application site discharge, Application site erythema, Application site paraesthesia, Nodule, Eczema, Skin exfoliation, Diarrhea, Headache • QTORIN rapamycin had favorable safety profile and was well - tolerated • All Treatment Related Adverse Events were moderate or mild (no severe events) • No discontinuations due to AEs • No unexpected AEs L ow blood levels of rapamycin detected : 0.12 ng/mL (mean) Significantly below 5 ng/mL which is the lower boundary where rapamycin begins to exert immunosuppressive effects

Phase 3 SELVA Enrollment: Exceeded Target of 40 Patients

Single-arm, baseline-controlled, 24-week efficacy evaluation, QD dose, age 3+(1)

Enrollment closed in June 2025 with n=51 patients; top-line readout anticipated Q1 2026



Joyce Teng, MD, PhD
Principal Investigator

Stanford Medicine*

- Children's Hospital of Philadelphia*
- UNC Health
- Mayo Clinic
- Texas Children's Hospital
- Cincinnati Children's
- Cleveland Clinic
- Minnesota Clinical Study Center*
- PennState Health
- Vanderbilt Health
- Children's Healthcare of Atlanta
- UCI
- Health University of Utah

selva

Primary Efficacy
- mLM-IGA (Investigator Global Assessment), a 7-point clinician change scale

Key Secondary
- Blinded mLM Multi-Component Static Scale (mLM-MCSS)

Data anticipated Q1 2026

20

*Denotes sites that also participated in Phase 2 trial. 1. Patients ages 3-5 will be excluded from primary endpoint.

palvella THERAPEUTICS

Phase 3 Study Design Mimics Phase 2 Study

Phase 3 trial design based on statistical significance with n=12 in Phase 2

	Phase 2	Phase 3
Size	n=12	n=40 (for NDA safety database)
Key Efficacy Endpoints	CGI-C, a 7-point clinician change scale[1] ($p<0.0001$)	mLM-IGA, a 7-point clinician change scale (primary)[2]
Study duration	12 weeks	24 weeks
Baseline Controlled	✓	✓
QD Dosing	✓	✓
Moderate to severe study population	✓	✓

> 99% powered

Phase 3 primary endpoint (mLM-IGA) mimics Phase 2 CGI-C endpoint

- 7-point change scale
- Single item question related to lesion severity (not composite)

Key improvements

- Protocol requirement to reference pre-treatment photo to aid assessment
- Descriptions added to each point on the scale

1. CGI-C is a 7-point change scale ranging from –3 (very much worse) to +3 (very much improved).
2. mLM-IGA is 7-point change scale ranging from –3 (very much worse) to +3 (very much improved) that uses baseline photos as a required component for live clinician assessment of lesion change.

21

Regulatory: NDA Submission Planned for H2 2026

Breakthrough, Fast Track, and Orphan Designations granted

FDA Overview:

- **Center:** Center for Drug Evaluation Research (CDER)
- **Division:** Dermatology and Dentistry
    - **Leadership:** Dr. Jill Lindstrom remains in Director role
- **NDA Review:** Due to planned 505(b)(2) pathway, division leadership expected to be responsible for NDA decision

Anticipating expedited regulatory pathway:

i. Breakthrough Therapy, Fast Track, and Orphan Drug Designations
ii. Planned 505(b)(2) pathway
iii. Potential for six-month priority review
iv. Potential for rolling NDA submission
v. Real-world evidence supporting rapamycin in microcystic LMs

Phase 3 SELVA Study: FDA Orphan Products Grants Awardee

- Single arm, baseline-controlled Phase 3 SELVA study was named one of seven awardees of an FDA orphan products grant (out of 51 applicants)
- Based on scientific and technical merit
- Up to $2.6 million in non-dilutive funding

Breakthrough Therapy Designation | **Fast Track Designation** | **Orphan Drug Designation**

"Single-arm trials may be an important option in rare diseases with well-understood pathophysiology and a well-defined disease course"

- FDA's May 2014 Draft Guidance: Expedited Programs for Serious Conditions – Drugs and Biologics

22

palvella THERAPEUTICS

23 QTORIN 3.9% RAPAMYCIN U.S. Commercial Launch Planning

24 Microcystic LMs: Pre - Commercial Work Validates Attractive Multibillion - Dollar Uncontested U.S. Market Dynamics ASHLEY KLINE Chief Commercial Officer Joined May 2025 Recently elucidated genetics enable development of first targeted therapy to address causal mTOR pathway with minimal side effects Large orphan market: Claims analyses verified > 30k estimated diagnosed U.S. patients, with >1,500 incident patients annually 1 Positioned to be first and only FDA - approved therapy ; market research indicates strong intent to prescribe, including in pediatric population 2 Orphan analogues and recent payor testing validate expected orphan pricing corridor 3 Concentrated prescriber base in vascular anomaly centers (VACs) & other clinics 4

QTORIN™ Rapamycin Physician Market Research:
Potential to be First Line, Standard of Care Therapy for Microcystic LMs

Product X: Topical 3.9% rapamycin gel, including results from Phase 2 study of QTORIN™ rapamycin

Core Intent to Prescribe Insights

Would consider Product X as a **first-line** therapy

98% of physicians

Percent of my microcystic LM patients I would prescribe Product X:

75% of patients

"[Product X] would be an excellent safe option that I would readily prescribe"

New: Additional Insights into Pediatric Population

96% of physicians

See **advantages to targeted, localized delivery of Product X for pediatric patients** compared to oral mTOR or PI3K inhibitor

"Most parents would not like a young child treated with a systemic drug with so many potential long-term and serious side effects"

New: Physician Segmentation Insights

VAC* Physicians (n=21) — **73%** of patients

Non-VAC Physicians (n=31) — **77%** of patients

17 of 52 physicians stated they would **prescribe to 100% of patients**

*Vascular Anomaly Centers

25

Source: Medacorp Research, 2024. n=52 microcystic LM treaters.

palvella THERAPEUTICS

Highly Concentrated Patient Population: ~400 Established High Volume Centers for Treating Vascular Malformations Comprise ~50% of Market

CLAIMS ANALYSIS SUPPORTS THREE SEGMENTS

~50%	~20%	~30%
Tier One – High Volume Centers: Vascular Anomaly Centers (VACs) and Other Clinics	Tier Two Targets	All Other Providers
Highly Concentrated Patients: ~50% of market at ~400 centers	**Secondary Targets at Launch**	**Long-tail Targets**

- **Already established** Centers of Excellence for mLM
- **~96% of VACs today prescribe oral mTOR inhibitors**[1]: familiarity with class & mechanism of drug

Omni-channel approach

Inside sales can provide a high ROI

Apply additional learnings from Oxervate and other orphan launches

All three market segments to be covered by orphan sales force of ~20-40 reps

26

palvella THERAPEUTICS

Source: Palvella and ZS Associates claims analysis (2025). 1. Cohen-Cutler et al., *The Journal of Pediatrics*, (2023).

Payor Research (Q2 2025):
High Unmet Need Rare Disease with Low Likelihood of Step-edits

n = 11 U.S. payors


Key: Current With Product X
Budget Impact
of Disease (mLM)
L
H
Clinical Efficacy
of Product X
L
H
Safety & Tolerability
of Product X
L
H

> *"**We are very hands off here**, we leave it to the specialists to decide what is best.*
>
> *– National MCO*

> *"I would not implement a compounded sirolimus [rapamycin] step-through because sirolimus [rapamycin] is already less safe and **compounding introduces additional safety concerns.***
>
> *– National MCO*

The likelihood of an off-label rapamycin step-through is low due to limited KOL support and lack of robust data

27

Source: Blinded Payor Research Spring 2025, n=11 U.S. payors including National & Regional MCO Pharmacy Directors and National PBMs. ClearView Health Partners research (Q2 2025).

palvella THERAPEUTICS

28 1. Medscape Medical News interview with Mandy Fahey, Insmed Director of Corporate Communications (2018). 2 . Assumes one course of 8 - week therapy for both eyes. 3. Horizon Therapeutics Management guidance and Wall Street research. Price dependent on weight - based dosing. 4. Insmed corporate presentation (2025). 5. Sacchetti et al., Clin Opth (2014). 6. Stan et al., Clin Endocrinol ( Oxf ) (2024), Horizon Therapeutics investor presentation (2023). ~$135k 1 Rare Disease Medications Refractory non - tuberculous mycobacterial (NTM) lung infections Thyroid eye disease ~12 K - 17K prevalent U.S. patients 4 ~65K - 100K prevalent U.S. patients 6 ~$200k - 350k 3 Indication Market Size U.S. Annual List Price at Launch QTORIN Rapamycin Pricing: Prior First - in - Disease Launches and Recent Topical Orphan Launches Support Potential Orphan Drug Pricing Neurotrophic keratitis ~50K prevalent U.S. patients 5 ~$190k 2

29 Strong Medical Affairs Presence in 2026 and Beyond • Educating on underlying genetic pathology of disease and relevance of a targeted therapeutic approach • Informing on importance of early therapeutic intervention to prevent progression, especially during early childhood and puberty • High touch engagement with investigators and future potential prescribers, including both dermatologists and hematologists • Many derms and hematologists are already working together as part of coordinated care teams in VACs Planned Attendance at Key Medical Congresses: Recruiting underway for U.S. medical affairs team to focus on driving disease state awareness and other market shaping activities

30 QTORIN 3.9% RAPAMYCIN Cutaneous Venous Malformations FOR

Cutaneous Venous Malformations:
Serious, High Unmet Need

> 75k patients
ESTIMATED DIAGNOSED IN THE U.S.[1]



Genetics & Pathophysiology:

Monogenic TIE2 or PIK3CA over-activating mutations; part of the PI3K/mTOR pathway

Dysregulated growth of malformed veins impacting the skin

Hyperproliferation of immature venous endothelial cells

Dysfunctional venous architecture leads to bleeding, thrombosis, ulceration

Skin involvement in ~50-80% of venous malformations patients[2]

Leads to physical & functional impairment, psychological distress, with no FDA-approved therapies

Current options: laser treatment, sclerotherapy, off-label systemic pharmacotherapies limited by toxicities palvella THERAPEUTICS

1. Primary prospective research conducted by Clarity Pharma. 2. Rikihisa et al., *Journal of Vascular Surgery*, (2019); Boon et al., *Arch Dermatol*, (2004); Mazoyer et al., *Arch Dermatol*, (2008).

31

QTORIN™ Rapamycin Targets Cutaneous Venous Malformations:
On Target, In Tissue


Cutaneous VM
Epidermis
Dermis
Subcutaneous / Internal VM



Bleeding, thrombosis, ulceration, disfigurement, and proliferation can significantly impact patient QoL

Current unmet need for targeted, localized therapy for Cutaneous Venous Malformations

32

palvella THERAPEUTICS

Data Supporting Rapamycin Use in TIE2 and PIK3CA Mutations

TIE2 VENOUS MALFORMATION MODEL

Preclinical Evidence

The Journal of Clinical Investigation RESEARCH ARTICLE

Rapamycin improves TIE2-mutated venous malformation in murine model and human subjects

Elisa Boscolo, Nisha Limaye, Lan Huang, Kyu-Tae Kang, Julie Soblet, Melanie Uebelhoer, Antonella Mendola, Marjut Natynki, Emmanuel Seront, Sophie Dupont, Jennifer Hammer, Catherine Legrand, Carlo Brugnara, Lauri Eklund, Miikka Vikkula, Joyce Bischoff, and Laurence M. Boon

*"Efficacy of rapamycin in this model and in patients in our clinical pilot study suggests **rapamycin as the first molecular therapy for VMs.**"*

Boscolo 2015

ORAL RAPAMYCIN

VASE Clinical Study

JCI insight CLINICAL MEDICINE

Preliminary results of the European multicentric phase III trial regarding sirolimus in slow-flow vascular malformations

Emmanuel Seront, An Van Damme, Catherine Legrand, Annouk Bisdorff-Bresson, Philippe Orcel, Thomas Funck-Brentano, Marie-Antoinette Sevestre, Anne Dompmartin, Isabelle Quere, Pascal Brouillard, Nicole Revencu, Martina De Bortoli, Frank Hammer, Philippe Clapuyt, Dana Dumitriu, Miikka Vikkula, and Laurence M. Boon

*"A sustained benefit of sirolimus was observed in **84% of TIE2-mutated** and **83% of the PIK3CA-mutated** patients."*

Seront 2023

ORAL RAPAMYCIN LIMITATIONS

Need for Topicals

CURRENT OPINION VASCULAR BIOLOGY: EDITED BY M. LUISA IRUELA ARISPE

Rapamycin and the treatment of venous malformations

Seront, Emmanuel[a,b]; Van Damme, An[b,c]; Boon, Laurence M.[d,e]; Vikkula, Miikka[b,d,e]

*"Rapamycin is establishing itself as the gold standard for venous malformations... Topical agents...could **abolish the need for systemic treatments that have wider toxicity**"*

Seront 2019

25+ published papers support rapamycin's clinical benefit in Venous Malformations[1]

33

1. Data on file.

palvella THERAPEUTICS

Phase 2 TOIVA Study in cVMs: Full Enrollment Anticipated Sept '25

Single-arm, baseline-controlled, QD dose, age 6+, 12 weeks, n=~15

11 total sites open and enrolling, with 3 opened in July / August '25



Megha Tollefson, MD
Principal Investigator
MAYO CLINIC

Stanford MEDICINE

UNC HEALTH

UCI

Children's Hospital Colorado

HEALTH UNIVERSITY OF UTAH

Cleveland Clinic

MINNESOTA CLINICAL STUDY CENTER

(recently opened in July / August)

Children's Hospital of Philadelphia

Children's Healthcare of Atlanta

JOHNS HOPKINS MEDICINE

No Statistical Hierarchy of Endpoints

Safety

- Safety and tolerability

Efficacy

- Cutaneous venous malformation – investigators' global assessment (7-point clinician change scale)
- Cutaneous venous malformation - multicomponent static scale
- Other clinician and patient-reported outcomes

toiva

Topline data anticipated December 2025

34

palvella THERAPEUTICS

Market Research in Cutaneous VMs (Sept 2024):
Strongly Indicates QTORIN™ Rapamycin's Potential as First Line Therapy

Product X: topical 3.9% rapamycin gel

Current options: laser treatment, off-label systemic pharmacotherapies limited by toxicities

Would you consider Product X over oral mTOR and PI3K inhibitors?

Would you consider this as a first-line therapy for cutaneous VM patients?



% Yes
90%
86%

"This product would be life changing for current patients with limited treatment options"

"Essentially all patients with VMs would be considered for Product X"

Survey of 50 high-volume dermatologists and hematologists with an average of 10.6 cutaneous VM patients seen per month

35

Source: Medacorp.

palvella THERAPEUTICS

36 QTORIN PLATFORM Additional Rare Skin Diseases FOR

37 Key Value Drivers from Pipeline Programs in Second Half of 2025 Additional mTOR - driven indication for QTORIN Rapamycin (Sept ‘25) New QTORIN Program (Q4:25) QTORIN QTORIN PLATFORM QTORIN 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use. QTORIN rapamycin next indication • Serious, rare, no FDA - approved therapies • mTOR drives disease pathology • Commercially attractive New QTORIN program • Serious, rare, no FDA - approved therapies • Clear biology • Commercially attractive • Targeting <$10mm and <2.5 years to Phase 2 POC data QTORIN 3.9% rapamycin anhydrous gel

38 Finance & IP

39 Well - Capitalized Through Multiple Inflection Points with Funding from Leading Healthcare - Dedicated Investors Dec. 2024 Financing Strong Cash Position Innovative operating model prioritizing capital efficiency Oversubscribed $78.9mm Financing co - led by ~2 years Runway into 2H 2027 $70.4 million Cash at 6/30/2025 $9.3 million R&D + G&A expenses in Q2 2025 ~$55 million Projected cash at year end

40 Strong Barriers Through Multi - Layered Exclusivity Strategy Granted U.S. Patents Trade Secrets Regulatory Orphan drug designation and 7 - year data exclusivity from anticipated FDA approval Multiple trade secrets related to proprietary formulation processes and manufacturing know - how 6 issued U.S. patents with claims through at least 2038 Including protection against 0.1% to 20% anhydrous gel compositions of rapamycin and other mTOR inhibitors IP portfolio, trade secrets, and regulatory exclusivities through at least 2038

41 What Sets Palvella Apart: Building The Leader in Rare Genetic Skin Diseases Late - stage rare disease pipeline and QTORIN platform QTORIN rapamycin in two ongoing studies: Phase 3 (microcystic lymphatic malformations) and Phase 2 (cutaneous venous malformations), with additional QTORIN product candidates planned QTORIN rapamycin: potential to be first approved therapy and standard of care in U.S. for microcystic LMs and cutaneous VMs Both are serious, rare mTOR - driven genetic diseases currently with no FDA - approved therapies Phase 3 designed for success & expedited regulatory pathway Highly statistically significant Phase 2 results in microcystic LMs contributed to Breakthrough Therapy Designation, single arm baseline - controlled Phase 3 study, and FDA Orphan Product Grant Striving to be first for rare disease patients U.S. commercial opportunity: multi - billion dollar TAM in mLMs and beyond Insights from recent physician and payor market research indicate potential for strong uptake

42 Striving to be first for rare disease patients Thank You

No Spontaneous Regression Well-Established in Microcystic LMs


OPEN

PRS GLOBAL OPEN

ORIGINAL ARTICLE

Reconstructive

Spontaneous Regression of Lymphangiomas in a Single Center Over 34 Years

MATERIALS AND METHODS

www.PRSGlobalOpen.com

1

A 34-year, 28-subject study confirmed no spontaneous regression

Types	Microcystic
Subtotal	28
Sex (F:M)	14:14
Age (y), mean ± SD	0.89 ± 1.4
Maximum diameter (cm), mean ± SD	—
Spontaneous regression	
Positive	0
Negative	28

43

* Consistent with well-established history of PI3K Related Overgrowth Spectrum, which includes microcystic LM

**Kato M et al., Plast Reconstr Surg Glob Open. 2017 Sep 25;5(9):e1501.

palvella THERAPEUTICS

44 QTORIN Rapamycin: “Pipeline - in - a - Product” to Address Broad Range of mTOR - Driven Skin Diseases Larger, controlled studies are needed to define optimal concentrations, formulations, and dosing schedules. “ “ > 25 mTOR - driven skin diseases Vascular anomalies, genodermatoses, non - vascular neoplasms, and others Need for safe and effective FDA - approved therapy for these indications 2015 2021 2025

45 Microcystic LMs: Multiple Studies Indicate > 30k Diagnosed U.S. Patients *Includes microcystic LM and mixed LM (patients with both microcystic and macrocystic manifestations). 1. Claims analysis conducted by Trinity Life Sciences (June 2024). 1. Physician Survey published 2022 2. Claims Analysis conducted 2024 1 3. Claims Analysis conducted 2025 Multiple analyses support > 30K diagnosed U.S. prevalence* Estimated U.S. incidence* ~1,500 annually or more

Regulatory: Real-world Evidence to Support NDA Submission

LYMPHATIC RESEARCH AND BIOLOGY
©Mary Ann Liebert, Inc.
DOI: 10.1089/lrb.2021.0103

Sirolimus in the Treatment of Microcystic Lymphatic Malformations: A Systematic Review

Joyce M.C. Teng, MD, PHD,[1] Adrienne Hammill, MD, PHD,[2] Jeff Martini, PHD,[3] and James Treat, MD[4]

"Micro LMs represent therapeutically challenging congenital vascular lesions. There is no universally accepted gold standard of care and there are no FDA approved therapies…this review examines clinical data over the last 10 years on the role of sirolimus [rapamycin]…a total of 16 studies were identified…clinically meaningful, long-term improvement (up to 3 years) was noted…however, developing a commercial topical sirolimus formulation faces important challenges."

Leboulanger *et al.*
Orphanet Journal of Rare Diseases (2023) 18:10
https://doi.org/10.1186/s13023-022-02608-y

French national diagnosis and care protocol (PNDS, protocole national de diagnostic et de soins): cystic lymphatic malformations

Nicolas Leboulanger[1,2*], Annouk Bisdorff[3], Olivia Boccara[4], Anne Dompmartin[5], Laurent Guibaud[6], Christine Labreze[7], Jacques Lagier[8], Bénédicte Lebrun-Vignes[9], Denis Herbreteau[10], Aline Joly[11], Julie Malloizel-Delaunay[12], Arnaud Martel[8], Stéphane Munck[13], Frédérique Saint-Aubin[14] and Annabel Maruani[15,16]

"Sirolimus [rapamycin] is the disease-modifying treatment of choice. It should be started early in life (early childhood) to prevent the increase in volume of the LM."

46

palvella THERAPEUTICS

47 Multiple Studies Indicate At Least Half of Venous Malformation Cases Have Cutaneous Involvement ~80% of 1,517 cases ~47% of 2,075 cases ~65% of 118 cases Percentage of venous malformation cases with cutaneous involvement

48 Palvella Capitalization Detail 1. Includes 0.2 million of BVF Partners converted preferred shares. 2. Based on closing price of $50.13 as of 8/25/25. Does n ot include dilutive impact from 2.7 million options outstanding with a weighted average exercise price of $13.56. Basic Shares Outstanding 1 Assuming Conversion of Pre - Funded Warrants Adjusted Shares Outstanding Market Capitalization 2 NUMBER OF SHARES (MILLIONS) 11. 3 2.5 13.7 ~$ 690 mm